Supplement dated October 9, 2026

to the Prospectus dated May 1, 2018 for	to the Prospectus dated October 1, 2012 for
Premier Variable Universal Life III	Variable Universal Life
Variable Universal Life – CV 2	Variable Universal Life 2
Variable Universal Life 3
to the Prospectus dated May 1, 2015 for	Variable Universal Life 4
Variable Universal Life - DB	Foundation Variable Universal Life 1.1
Advisor Variable Universal Life
Advanced Variable Universal Life
Survivorship Variable Universal Life
Premier Variable Universal Life 1.1
Variable Executive Universal Life
Variable Executive Universal Life 2
issued by: Midland National® Life Insurance Company
through the Midland National Life Separate Account C
This Supplement describes important changes to the investment options available under your Policy. Please read this Supplement carefully and retain it with your Prospectus for future reference.
On or about October 9, 2026 (the “Reorganization Date”), the LVIP American Century International Fund will merge with and into the LVIP MFS International Growth Fund. As a result, the Subaccount that invests in the LVIP American Century International Fund will also merge with and into a Subaccount that invests in the LVIP MFS International Growth Fund. Any Policy Fund held in the LVIP American Century International Subaccount on the Reorganization Date will be reallocated to the LVIP MFS International Growth Subaccount. On and after the Reorganization Date, any order to allocate Net Premium or transfer Policy Fund to the LVIP American Century International Subaccount will be allocated to the LVIP MFS International Growth Subaccount. An “order” includes any “standing” allocation instructions we have on file that list the LVIP American Century International Subaccount. If you are participating in the portfolio rebalancing or dollar cost averaging programs and your instructions allocate Policy Fund to the LVIP American Century International Subaccount, such Policy Fund will be allocated to the LVIP MFS International Growth Subaccount.[ES4.1]
In addition, effective July 29, 2026, the Vanguard VIF Mid-Cap Index Portfolio was renamed the Vanguard VIF Morningstar Mid-Cap Index Portfolio.
Additional information about the investment options available under your Policy can be found in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling 866-747-3421 or by sending an email request to SecuritiesPI@sfgmembers.com
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If you have any questions, please call the Customer Service Center toll-free at 1-800-923-3223, or write the Customer Service Center at, Midland National Life Insurance Company, One Sammons Plaza, Sioux Falls, SD 57193.

Please retain this supplement for future reference.